Exhibit 99.1

Press Contact: Michael T. Burns Investor Relations Harris Interactive Inc. 800-866-7655 x7328 mburns@harrisinteractive.com

Harris Interactive® Reports First Quarter Fiscal 2012 Results

New York, N.Y. — November 1, 2011 — Harris Interactive Inc. (NASDAQ: HPOL), a global custom market research firm, today announced its first quarter fiscal 2012 financial results.

Al Angrisani, Interim Chief Executive Officer of Harris Interactive commented, “Although we have made some progress this quarter in rightsizing our business, rationalizing our organizational structure, and improving our liquidity, there are major challenges remaining. One of the core challenges is solving systemic sales problems at the company that have led to sales declines over the last several years, including in this quarter. As I have said previously, the resolution of these challenges will not occur quickly or easily as we continue to implement our turnaround plan.”

Key Financial Statistics

USD in millions – unaudited	For the Three Months Ended September 30,
	2011	2010
Revenue (1)	$38.3	$37.0
Operating loss (2)	$(5.9)	$(1.3)
Net loss	$(6.0)	$(1.3)
Fully diluted net loss per share	$(0.11)	$(0.02)

Adjusted EBITDA (3)	$(4.1)	$0.9
Adjusted EBITDA with add-back of restructuring and other charges (3)	$2.8	$0.9

Cash and cash equivalents	$12.4	$11.3
Outstanding debt	$9.6	$14.4
Cash provided by (used in) operations	$0.2	$(2.2)

Bookings (4)	$31.4	$35.4
Secured revenue (5)	$39.0	$43.3

(1)	Amounts include the impact of foreign currency exchange rate differences. Excluding the impact of foreign currency exchange rate differences, revenue for the three months ended September 30, 2011 increased by 1% over the same prior year period.
(2)	Operating loss for the three months ended September 30, 2011 included restructuring and other charges of $6.9 million. There were no such charges for the same prior year period.
(3)	EBITDA is a non-GAAP measure. Adjusted EBITDA, also a non-GAAP measure, is EBITDA less stock-based compensation.
(4)	Amounts include the impact of foreign currency exchange rate differences. Excluding the impact of foreign currency exchange rate differences, bookings for the three months ended September 30, 2011 decreased by 9% over the same prior year period. Bookings for the three months ended September 30, 2011 included negative bookings of $0.7 million for projects that were cancelled in connection with the closure of our Asia operations in September 2011.
(5)	Amounts include the impact of foreign currency exchange rate differences. Excluding the impact of foreign currency exchange rate differences, secured revenue for the three months ended September 30, 2011 decreased by 10% over the same prior year period.

©2011 Harris Interactive Inc.	All rights reserved.

First Quarter Fiscal 2012 Results Conference Call and Webcast Access

Al Angrisani, Interim Chief Executive Officer, will host a conference call to discuss these results on Tuesday, November 1, 2011, at 8:30 a.m. ET. Formal remarks will be followed by a question and answer session.

To access the conference call, please dial toll-free 877.303.9858 in the United States and Canada, or 408.337.0139 internationally.

A live webcast of the conference call also will be accessible via the Investor Relations section of our website at http://ir.harrisinteractive.com/, where an archived replay of the webcast will be available for 30 days following the call. No telephone replay of the conference call will be provided. This media release will be available under the Investor Relations section of our website at http://ir.harrisinteractive.com/ prior to the call.

Cautionary Note Regarding Forward Looking Statements

Certain statements in this press release and oral statements made by the Company on its conference call constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements include, among others, statements as to future economic performance, projections as to financial items, estimates, and plans and objectives for future operations, products and services. In some cases, you can identify forward-looking statements by terminology such as, “may”, “should”, “expects”, “plans”, “anticipates”, “feel”, “believes”, “estimates”, “predicts”, “potential”, “continue”, “consider”, “possibility”, or the negative of these terms or other comparable terminology. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements. Such risks and uncertainties include, without limitation, risks detailed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, as updated quarterly in our Quarterly Reports on Form 10-Q to reflect additional material risks. The Company has filed its reports on Forms 10-K and 10-Q with the Securities and Exchange Commission, and they are available under the Investor Relations section of our website at http://ir.harrisinteractive.com/. Risks and uncertainties also include the continued volatility of the global macroeconomic environment and its impact on the Company and its clients, the Company’s ability to sustain and grow its revenue base, the Company’s ability to maintain and improve cost efficient operations, the impact of reorganization, restructuring and related charges, quarterly variations in financial results, actions of competitors, the Company’s ability to develop and maintain products and services attractive to the market, the Company’s ability to remain in compliance with the financial covenants in its credit agreement, and uncertainties surrounding compliance with certain NASDAQ listing requirements.

You are urged to consider these factors carefully in evaluating such forward-looking statements and are cautioned not to place undue reliance on them. The forward-looking statements are qualified in their entirety by this cautionary statement.

About Harris Interactive

Harris Interactive is one of the world’s leading custom market research firms, leveraging research, technology, and business acumen to transform relevant insight into actionable foresight. Known widely for the Harris Poll and for pioneering innovative research methodologies, Harris offers expertise in a wide range of industries including health care, technology, public affairs, energy, telecommunications, financial services, insurance, media, retail, restaurant, and consumer package goods. Serving clients in more than 215 countries and territories through our North American and European offices and a network of independent market research firms, Harris specializes in delivering research solutions that help us — and our clients — stay ahead of what’s next. For more information, please visit www.harrisinteractive.com.

HPOL – E

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HARRIS INTERACTIVE INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except share and per share amounts)

(Unaudited)

	September 30, 2011	June 30, 2011
Assets
Cash and cash equivalents	$12,372	$14,224
Accounts receivable, net	21,397	26,480
Unbilled receivables	7,614	7,580
Prepaid expenses and other current assets	3,789	3,619
Deferred tax assets	634	306

Total current assets	45,806	52,209

Property, plant and equipment, net	2,481	3,447
Other intangibles, net	12,719	14,582
Other assets	1,522	1,610

Total assets	$62,528	$71,848

Liabilities and Stockholders’ Equity
Accounts payable	$8,330	$9,521
Accrued expenses	21,858	21,249
Current portion of outstanding debt	4,794	4,794
Deferred revenue	11,992	13,872

Total current liabilities	46,974	49,436

Long-term debt	4,794	5,993
Deferred tax liabilities	1,884	2,195
Other long-term liabilities	4,616	2,752

Total stockholders’ equity	4,260	11,472

Total liabilities and stockholders’ equity	$62,528	$71,848

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HARRIS INTERACTIVE INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share data)

(Unaudited)

	Three months ended
	September 30,
	2011	2010
Revenue from services	$38,262	$37,015

Operating expenses:
Cost of services	23,997	24,193
Selling, general and administrative	11,985	12,564
Depreciation and amortization	1,293	1,527
Restructuring and other charges	6,879	—

Total operating expenses	44,154	38,284

Operating loss	(5,892)	(1,269)
Interest and other income	(48)	(14)
Interest expense	242	470

Loss from continuing operations before income taxes	(6,086)	(1,725)
Provision (benefit) for income taxes	(130)	(388)

Net loss	$(5,956)	$(1,337)

Basic and diluted net loss per share	$(0.11)	$(0.02)

Basic and diluted weighted average shares outstanding	55,026,885	54,422,790

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Reconciliation of GAAP Net Loss to EBITDA and Adjusted EBITDA

	Three months ended
	September 30,
	2011	2010
GAAP net loss	$(5,956)	$(1,337)
Interest income	(48)	(14)
Interest expense	242	470
Provision (benefit) for income taxes	(130)	(388)
Depreciation and amortization	1,543	1,957

EBITDA	$(4,349)	$688
Stock-based compensation (1)	279	179

Adjusted EBITDA	$(4,070)	$867

Adjusted EBITDA	$(4,070)	$867
Add-back of restructuring and other charges	6,879	—

Adjusted EBITDA with add-back of restructuring and other charges	$2,809	$867

(1)	Stock-based compensation expense represents the cost of stock-based compensation awarded by the Company to its employees under the FASB guidance for stock-based compensation

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